UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549



                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


          Date of Report:  March 14, 2000
          Date of Earliest Event Reported:  March 12, 2000


                 Boise Cascade Office Products Corporation
______________________________________________________________________
           (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-13662          82-0477390
______________________________________________________________________
(State or Other Jurisdiction of    (Commission     (I.R.S. Employer
Incorporation or Organization)     File Number)    Identification No.)


   800 West Bryn Mawr Avenue, Itasca, IL                   60143
______________________________________________________________________
(Address of Principal Executive Offices)                (ZIP Code)


Registrant's Telephone Number, Including Area Code:  630/773-5000

Item 5.   Other Events.

     Boise Cascade Corporation issued a news release on March 13, 2000, announcing its proposal to acquire the minority public shares of Boise Cascade Office Products Corporation for $16.50 per share in cash was accepted by BCOP's Committee of Independent Directors. A copy of the Agreement and Plan of Merger is filed as Exhibit 99.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99 Agreement and Plan of Merger By and Among Boise Cascade Corporation, Boise Cascade Office Products Corporation, and Boise Acquisition Corporation, dated as of March 12, 2000






                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BOISE CASCADE OFFICE PRODUCTS CORPORATION


                            /s/ J. W. Holleran
                             J. W. Holleran
                             General Counsel


Date:  March 14, 2000

                               Exhibit Index


Exhibit No.                   Description                      Page

Exhibit 99     Agreement and Plan of Merger By and Among
               Boise Cascade Corporation, Boise Cascade
               Office Products Corporation, and Boise
               Acquisition Corporation, dated as of
               March 12, 2000